                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):    MAY 26, 1999



                          FOOTHILL INDEPENDENT BANCORP
               (Exact name of Registrant as specified in charter)



         CALIFORNIA                     0-11337                  95-3815805
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)



       510 SOUTH GRAND AVENUE, GLENDORA, CALIFORNIA              91741
         (Address of principal executive offices)             (Zip code)


               Registrant's telephone number, including area code:
                        (626) 963-8551 OR (909) 599-9351


                                 NOT APPLICABLE
         (Former name or former address, if changed, since last report)

ITEM 5   OTHER EVENTS

         The 1999 Annual Meeting of Shareholders of Foothill Independent Bancorp (the "Company") was held on May 25, 1999 (the "Annual Meeting"). The only matter submitted to a vote of the Company's shareholders at the Annual Meeting was the election of three Class II directors for a term of two years. At the Annual Meeting the Company's Board of Directors nominated William V. Landecena, Richard Galich and O.L. Mestad as its candidates for election as Class II directors. Matthew Lindenbaum, a candidate representing Basswood Financial Partners, L.P. ("Basswood"), was nominated by Basswood for one of the three positions on the Board.

         On May 26, 1999, CT Corporation System, the Inspector of Elections for the Annual Meeting, issued its report regarding the results of the voting by shareholders. The highest number of votes were received by William V. Landecena, Richard Galich and O.L. Mestad and, accordingly, they were elected to the Board of Directors of the Company as Class II directors for terms of office that will expire at the Company's Annual Meeting of shareholders in 2001. The terms of office as a director of George E. Langley, Max E. Williams, George Sellers and Donna Miltenberger continued after the Annual Meeting.

         Holders of 4,930,931 shares of the Company's Common Stock, representing approximately 83.4% of the number of shares of Common Stock entitled to vote, were represented in person or by proxy at the Annual Meeting. Based on the certified report of the Inspector of Election, holders of 3,793,269 shares of Common Stock cast votes for the re-election of each of Messrs. Landecena and Galich and holders of 3,792,890 shares of Common Stock cast votes for the re-election of Mr. Mestad. Holders of 23,445 shares of Common Stock withheld authority to vote for each of Messrs. Landecena and Galich and holders of 23,824 shares of Common Stock withheld authority to vote for Mr. Mestad.

         Mr. Lindenbaum received votes cast for his election from holders of 1,107,551 shares of Common Stock and holders of 6,666 shares withheld authority to vote for Mr. Lindenbaum.

         The Company issued a press release on May 26, 1999 describing the results of the election of directors at the Annual Meeting, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements.

                  Not Applicable

         (b)      Pro Forma Financial Statements.

                  Not Applicable

         (c)      Exhibits.

                     99.1          Press Release issued by the Company on
                                   May 26, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 2, 1999
                                    FOOTHILL INDEPENDENT BANCORP



                                    By:      /s/ Donna Miltenberger
                                         ---------------------------------------
                                         Donna Miltenberger,
                                         Executive Vice President and
                                         Chief Operating Officer

                                 EXHIBIT INDEX

Exhibit
Number              Description
------              -----------
 99.1               Press Release issued by the Company on May 26, 1999